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                       AMENDMENT TO CONSULTING AGREEMENT

     THIS AMENDMENT is made this 17th day of June, 1996, and effective as of January 1, 1994, by and between United Asset Management Corporation, a Delaware Corporation (the "Company") and David I. Russell (the "Consultant").

                                  BACKGROUND

     1. The parties hereto are parties to a Consulting Agreement dated as of January 1, 1993 (the "Agreement").

     2. The initial term ("Term") of the Agreement expired as of December 31, 1993.

     3. Since the expiration of the Term, the parties have elected to continue their relationship governed by the terms of the Agreement.

     4. The parties wish to memorialize the terms of their relationship by amending the Agreement to provide for the automatic renewal of the Term on a yearly basis and to state certain other amendments thereto

                                   AGREEMENT

     For value received the parties hereby agree that the Agreement shall be amended as follows:

     1. Paragraph 1 of the Agreement is amended by adding the following sentence at the end of the paragraph:

         "The Term shall be automatically renewed for an additional Term of one year on December 31 of each year, unless earlier terminated by written notice by either party hereto in accordance with the provisions of Paragraph 4."

     2. Paragraph 2 of the Agreement is amended by adding the following clause to the last sentence of the paragraph:

         ", as may be amended from time to time by agreement of the parties."

     3. The penultimate sentence of Paragraph 3 of the Agreement is amended so as to read in its entirety as follows:

         "Services and expenses shall be invoiced on a quarterly basis to the attention of William H. Park."




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    4.  Paragraph 5 is amended by adding the following at the end of subparagraph (g) thereof:

         "and such other locations as the Company and the Consultant agree."

     All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment, to take effect as of January 1, 1994.



                                        CONSULTANT


                                        /s/ David I. Russell
                                        ------------------------------
                                        David I. Russell



                                        UNITED ASSET MANAGEMENT
                                        CORPORATION


                                     By: /s/ William H. Park
                                        ------------------------------
                                        William H. Park
                                        Executive Vice President




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